Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A for the period ended September 25, 2004 of Edelbrock Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Aristedes T. Feles, Vice- President of Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

                (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) or § 78o(d)); and

                (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

November 19, 2004	ARISTEDES T. FELES
Aristedes T. Feles
Vice-President of Finance and Chief Financial Officer

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